STRONG SCHAFER VALUE FUND, INC.

                      SUPPLEMENT DATED AUGUST 13, 1998 TO
                       PROSPECTUS DATED FEBRUARY 1, 1998

As disclosed in the accompanying Prospectus, Schafer Capital Management, Inc. (the "Advisor") and Strong Capital Management, Inc. ("Strong") have entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Strong Schafer Capital Management, L.L.C. (the "LLC"). The LLC Agreement contemplates that the Advisor, subject to obtaining necessary regulatory approvals, including without limitation approval of the Fund's shareholders, will cause the LLC to become the investment advisor to the Fund. The LLC Agreement further provides that each of the Advisor and Strong shall be members of the LLC, with the Advisor as the managing member, and grants to Strong an option pursuant to which Strong may purchase the Advisor's interest in the LLC which is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances.
The Fund's Board of Directors has called a meeting of the Fund's shareholders for October 15, 1998 for purposes of, among other things, shareholder consideration of a new investment advisory agreement with the LLC. The record date for determining shareholders entitled to vote at such meeting is August 13, 1998.
If approved, the new investment advisory agreement with the LLC is not expected to affect the current investment approach or philosophy outlined in the accompanying Prospectus. The Advisor, through its sole portfolio manager and controlling person, David K. Schafer, will continue to be responsible for making investment decisions for the Fund. As managing member of the LLC, the Advisor will perform all obligations of the LLC under the proposed new investment advisory arrangement between the Fund and the LLC. Moreover, no change in the investment advisory fee rate payable by the Fund to the LLC is proposed under the new investment advisory arrangement.
Under the LLC Agreement, Strong, through its subsidiary Strong Funds Distributors, Inc., will distribute shares of the Fund and pay for and provide marketing assistance, including designing, placing and paying for advertising and sales literature for the Fund. Strong is located in Milwaukee, Wisconsin and currently manages approximately $31 billion in equity and fixed income assets, including the Strong Family of Funds, a family of more than 40 diversified and non-diversified no-load mutual funds.

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